                                                                    Exhibit 99.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Robert G. Ruhlman, President and Chief Executive Officer, of Preformed Line Products (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2002 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and
         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 14, 2002                     /s / Robert G. Ruhlman
                                    ----------------------
                                    Robert G. Ruhlman
                                    President and Chief Executive Officer
                                    (Principal Executive Officer)